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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: October 18, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                  TEXAS                                  74-1611874
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
     incorporation or organization)

       15835 Park Ten Place Drive                           77084
             Houston, Texas                              (Zip Code)
(Address of principal executive offices)

                Registrant's telephone number, including area code:
                                       281-749-7800


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ITEM 5.    OTHER EVENTS

     On October 18, 2002, Atwood Oceanics, Inc. ("Atwood"), following adoption and approval of the Board of Directors of a shareholders rights plan, entered into a Rights Agreement with Continental Stock Transfer & Trust Company as Rights Agent. The Rights Agreement provides for the declaration of a dividend of one right per common share to all holders of the Company's Common Stock on the record date, which the Board of Directors has set as November 5, 2002, and certain future holders of Atwood's common stock.

     The rights are governed by the Rights Agreement and become exercisable upon the occurrence of certain events generally relating to a change of control of Atwood. Prior to the distribution date (as defined in the Rights Agreement), the rights are not exercisable and are attached to and trade only with the Common Stock. The rights expire ten years after the date of the Rights Agreement unless extended by the Board. Prior to the distribution date, the rights are redeemable by Atwood for $0.01 per right. After the distribution date, the rights can no longer be redeemed. The Rights Agreement, a copy of which is filed as an exhibit to Atwood's Form 8-A filed on October 21, 2002, contains a complete description of the rights.

ITEM 7.  EXHIBITS

(c)      Exhibits

             Exhibit 4.1 Rights Agreement (incorporated by reference to Exhibit
             4.1 to Form 8-A filed October 21, 2002) Exhibit 99.1 Press Release


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ATWOOD OCEANICS, INC.
                                                  (Registrant)



                                                  /s/ James M. Holland
                                                  James M. Holland
                                                  Senior Vice President

                                                  DATE:      October 23, 2002



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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

4.1 Rights Agreement (incorporated by references to Exhibit 4.1 to Form 8-A filed October 21, 2002)

99.1           Press Release dated October 23, 2002



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                                  EXHIBIT 99.1

HOUSTON, TEXAS
23 OCTOBER 2002
FOR IMMEDIATE RELEASE:

     Atwood Oceanics, Inc. (A Houston based International Offshore Drilling Contractor - NYSE:ATW) announced today that on October 18, 2002, the Company, following adoption and approval of the Board of Directors of a shareholders rights plan, entered into a Rights Agreement with Continental Stock Transfer & Trust Company as Rights Agent. The Rights Agreement provides for the declaration of a dividend of one right per common share to all holders of the Company's Common Stock on the record date, which the Board of Directors has set as November 5, 2002, and certain future holders of Atwood's common stock.

         The rights are governed by the Rights Agreement and become exercisable upon the occurrence of certain events generally relating to a change of control of Atwood. Prior to the distribution date (as defined in the Rights Agreement), the rights are not exercisable and are attached to and trade only with the Common Stock. The rights expire ten years after the date of the Rights Agreement unless extended by the Board. Prior to the distribution date, the rights are redeemable by Atwood for $0.01 per right. After the distribution date, the rights can no longer be redeemed. The Rights Agreement, a copy of which is filed as an exhibit to Atwood's Form 8-A filed on October 21, 2002, contains a complete description of the rights.


CONTACT:          Jim Holland
                  281-749-7804